Exhibit 10.5

FRANCHISE TERMS AND CONDITIONS

  At sign up of the DRDIENTESBLANCOS franchise, the franchisee will receive:

The turn-key franchises include:

  LED Lamp with Remote and protective goggles
  16% HP Advanced Teeth Whitening Kit
  Forever White Pen, individually boxed
  R-20 Shade Guide
  Take Home Kit 35% CP w/ Mini-Blue light **GENERIC**
  Bib Holder
  Flyers **SPANISH**
  17 x 22 Posters
  Pro Whitening Kit 35% HP
  Cheek Retractor
  Full set of Training Materials
  Step-by-step, hands-on training.
   Step-by-step training DVD.
   Step-by-step training in our Operations Manual.
   The Training Program Guide.
   The Spa Program Guide.
   The Mobile Teeth Whitening Program.
   Safety and Best Practices training and support guide.
   Ongoing and updated information and training resources.
   Advertising materials and POP (point of purchase) display.

Ongoing terms of the Franchise would require each franchise owner to purchase the following equipment:

  An initial order of no fewer than One (1) Futura 2400 Lamps or Futura 2400 Dental Lamps and Forty (40) ProWhitening 36% H2O2 kits and Twenty Five (25) Advanced kits 16% hp from Five (5) months following the Effective Date.

  No fewer than One (1) Futura 2400 Lamps or Futura 2400 Dental Lamps, Fifty (50) ProWhitening 36% H2O2 kits, Thirty Five (35) Advanced kits 16% hp, Five (5) Forever White after-care pen boxes (36 ct), Three (3) Attachable Trays for the Lamp and Five (5) Take-home Bleaching Kits between the Effective Date and Ten (10) months following the Effective Date.

  No fewer than Two (2) Futura 2400 Lamps or Futura 2400 Dental Lamps, One Hundred (100) ProWhitening 36% H2O2 kits and Seventy (70) Beaming White Advanced Teeth

  Whitening Kits, Five (5) Forever White after-care pen boxes (36 ct), Six (6) Attachable Trays for the Lamp and Five (5) Take-home Bleaching Kits Eighteen (18) months following the Effective Date.

  No fewer than Two Hundred and Fifty (250) ProWhitening 36% H2O2 kits and One Hundred and Fifty (150) Beaming White Advanced Teeth Whitening Kits, Five (5) Forever White after-care pen boxes (36 ct), Ten (10) Attachable Trays for the Lamp and Five (5) Take-home Bleaching Kits between Eighteen (18) months and Twenty Four (24) months from the Effective Date.

  No fewer than Five (5) Futura 2400 Lamps or Futura 2400 Dental Lamps, Two Hundred and Fifty (250) ProWhitening 36% H2O2 kits and One Hundred and Fifty (150) Beaming White Advanced Teeth Whitening Kits, Five (5) Forever White after-care pen boxes (36 ct), Ten (10) Attachable Trays for the Lamp and Five (5) Take-home Bleaching Kits between Twenty Four (24) months and Thirty (30) months from the Effective Date.